Exhibit 10.12

[***] Certain identified information has been excluded from the exhibit because it both (i) is not material and (ii) is the type that the registrant treats as private or confidential.

To:	State Street Bank and Trust Company as Facility Agent; and

Partners Group BDC Finance I, LLC and Partners Group Revolver Pooling BDC,

LLC, collectively as Borrower, for and on behalf of each Obligor

From: NATWEST MARKETS PLC (the “Increase Senior Lender”)

Dated:

Partners Group BDC Finance I, LLC and Partners Group Revolver Pooling
BDC, LLC
Up to $175,000,000 Facility Agreement dated February 14, 2024 between, among others, Partners Group BDC Finance I, LLC and Partners Group Revolver
Pooling BDC, LLC, collectively as borrower and State Street Bank and Trust
Company as the collateral agent (the “Agreement”)

(a)	We refer to the Agreement. This is an Increase Confirmation. Terms defined in the Agreement have the same meaning in this Increase Confirmation unless given a different meaning in this Increase Confirmation.

(b)	We refer to Clause 2.2 (Increases) of the Agreement.

(c)	The Increase Senior Lender agrees to assume and will assume all of the obligations corresponding to the Commitment(s) specified in the Schedule (the “Relevant Commitment(s)”) as if it had been an Original Senior Lender under the Agreement in respect of the Relevant Commitment(s).

(d)	The proposed date on which the increase in relation to the Increase Senior Lender and the Relevant Commitment(s) is to take effect (the “Increase Date”) is May 7th 2024.

(e)	On the Increase Date, the Increase Senior Lender becomes party to the Finance Documents as a Senior Lender.

(f)	The Facility Office and address, email address and attention details for notices to the Increase Senior Lender for the purposes of Clause 36.2 (Addresses) of the Agreement are set out in the Schedule.

(g)	The Increase Senior Lender expressly acknowledges the limitations on the Senior Lenders’ obligations referred to in paragraph (f) of Clause 2.2 (Increases) of the Agreement.

(h)	This Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Increase Confirmation.

(i)	This Increase Confirmation and any non-contractual obligations arising out of or in connection with it are governed by New York law.

(j)	This Increase Confirmation has been entered into on the date stated at the beginning of this Increase Confirmation.

Exhibit 10.12

THE SCHEDULE

RELEVANT COMMITMENT(S)/RIGHTS AND OBLIGATIONS TO BE ASSUMED

BY THE INCREASE SENIOR LENDER

Increase Senior Lender	Relevant Commitment
NATWEST MARKETS PLC	$100,000,000

NATWEST MARKETS PLC

250, Bishopgate

London EC2M 4AA

United Kingdom

Notices to be sent to the attention of CLO Structuring Desk.

Email: [***]

With a copy to [***]

Payments to be remitted to the following accounts:
Country: United States

Correspondent Swift Address: [***]

Correspondent Details: [***]

Account number: [***]

Beneficiary Swift Code: [***]

NATWEST MARKETS PLC

By:	/s/ Etienne Pecnard

Title: Authorised Signatory